SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                        November 14, 1995



     FREEPORT-McMoRan RESOURCE PARTNERS, LIMITED PARTNERSHIP


       Delaware               1-9164            72-1067072

       (State or other      (Commission       (IRS Employer
       jurisdiction of      File Number)      Identification
       incorporation or                            Number)
       organization)

                       1615 Poydras Street
                  New Orleans, Louisiana  70112

      Registrant's telephone number, including area code:
                         (504) 582-4000






          Item 5.   Other Events.
                    -------------
               IMC Global Inc. (IMC), Freeport-McMoRan Resource Partners, Limited Partnership's (FRP) partner and operator of the IMC-Agrico Company joint venture, was notified on October 2, 1995 by the Federal Trade Commission (FTC) that it is conducting an investigation to determine whether manufacturers of concentrated phosphates may have violated Section 5 of the Federal Trade Commission Act and requested IMC to provide certain information and documents regarding IMC-Agrico Company's phosphate operations. IMC intends to respond to the FTC's request for information and is in the process of gathering responsive information and documents. The FTC has stated that neither its request for information and documents nor the fact that it has commenced an investigation should be construed as indicating that a violation has occurred or is occurring.




                                      SIGNATURE
                                      ---------

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FREEPORT-McMoRan RESOURCE PARTNERS,
                                              LIMITED PARTNERSHIP


                                        By:      /s/ Nancy D. Bonner
                                             ------------------------------
                                                   Nancy D. Bonner
                                             Vice President and Controller


          Date:  November 14, 1995